UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2025, CIMG Inc. (the “Company”) filed a Certificate of Change to the Articles of Incorporation of the Company with the Secretary of State of the State of Nevada (the “Certificate of Change”) that provides for a 1-for-20 reverse stock split (the “Split”) of its shares of common stock, par value $0.00001 per share (the “Common Stock”) that became effective at 12:01 a.m. on December 5, 2025. No fractional shares will be issued in connection with the Split and fractional amounts will be rounded up to the next highest whole number at the participant level.

As a result of the Split, the number of issued and outstanding shares of common stock reduced from 309,667,840 shares to approximately 15,483,392 shares, subject to adjustment for rounding.

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the Certificate of Change, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 2, 2025, we issued a press release with respect to the Split described herein. The press release contains information about the Company’s view of its future expectations, plans and prospects that constitute forward-looking statements. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

On December 4, 2025, we issued a press release announcing that the Company has been honored as the “Most Investable Company Award” at the 10th Zhitong Finance Capital Market Annual Conference and Listed Company Awards Ceremony, held in Shenzhen, China, on December 3, 2025. The press release contains information about the Company’s view of its future expectations, plans and prospects that constitute forward-looking statements. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (“Form 8-K”), including the information in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Form 8-K, including the information in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 of CIMG Inc. filed on December 2, 2025
99.1	Press Release dated December 3, 2025
99.2	Press Release dated December 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: December 5, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer